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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statements No. 2-48200 on Form S-1 and Nos. 33-32413, 33-32414, and 33-32415 on Form S-8 of our
report dated February 8, 1994 appearing in this Annual Report on Form 10-K of Morrison Knudsen Corporation for the year ended December 31, 1993.


/s/ Deloitte & Touche

DELOITTE & TOUCHE
Boise, Idaho
March 30, 1994